                               AMENDMENT NO. 1 TO
                          RECEIVABLES FUNDING AGREEMENT


         THIS AMENDMENT NO. 1 TO RECEIVABLES FUNDING AGREEMENT, dated as of August 23, 1999 (this "Amendment"), is entered into by and among FIDELITY LEASING SPC IV, INC., as the Borrower, FIDELITY LEASING, INC., as the Servicer and Originator, certain Liquidity Lenders named therein, VARIABLE FUNDING CAPITAL CORPORATION, as a CP Lender, FIRST UNION CAPITAL MARKETS CORP., as the Administrative Agent and the VFCC Managing Agent and HARRIS TRUST AND SAVINGS BANK, as the Backup Servicer and the Collateral Custodian. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Receivables Funding Agreement, dated as of July 14, 1999, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.  Amendments.

         (a) Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order thereto:

                  IPO:  As defined in Section 6.15(k)(i).

         (b) Section 6.15(k) of the Agreement is hereby amended in its entirety to read as follows:

                           (k)      If Fidelity is the Servicer,

                           (i) the Tangible Net Worth of the Servicer shall (A)
                  prior to an initial public offering by the Servicer (an "IPO"), on any day be less than $30,000,000, which amount shall be increased each calendar quarter, beginning July 1, 1999 for the quarter ended June 30, 1999, by an amount equal to (1) 75% of the immediately preceding quarter's net income (with no downward adjustment for losses) and (2) 100% of any proceeds from any new equity or (B) subsequent to an IPO, on any day be less than the sum of (1) total shareholder's equity immediately prior to such IPO, calculated in accordance with GAAP (2) the net proceeds of such IPO and (3) the amount of Subordinated Debt that RLI converts into equity immediately before such IPO minus the sum of (x) intangibles calculated in accordance with GAAP and (y) $2,000,000; provided, however that the amount of Subordinated Debt that RLI converts into equity pursuant to clause (B)(3) above shall be at least $30,000,000; provided, further that the amount under this clause (B) shall be increased each calendar quarter after such IPO by an amount equal to 75% of net income (with no downward adjustment for losses);

                           (ii) at any time prior to the closing of the IPO,
                  either (A) the Servicer shall make any payment on the Subordinated Debt prior to the Collection Date or (B) the sum of the balances outstanding under the 1996 Note and the 1998 Note shall be less than $5,000,000 and/or the balance outstanding under the 1999 Note shall be less than $38,000,000;

                           (iii) the Servicer shall amend, modify, restate,
                  supplement or otherwise modify the RLI Agreements without the prior written consent of the Administrative Agent;

                           (iv) the Servicer shall cease to maintain Committed
                  Facilities of $400,000,000 (which amount shall include the Facility Amount) and such failure continues to be unremedied for a period of 30 days after the earlier to occur of (1) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Buyer or any Agent and (2) the date on which the Servicer becomes aware thereof;

                           (v) the ratio of EBIT to Interest Expense of the
                  Servicer and its Subsidiaries shall be less than 1:15 at any time; or

         SECTION 2. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3.  Miscellaneous.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE BORROWER:                               FIDELITY LEASING SPC IV, INC.


                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________

                                            1255 Wright's Lane
                                            West Chester, Pennsylvania  19380
                                            Attention:
                                            Facsimile No.:
                                            Confirmation No.:

THE SERVICER:                               FIDELITY LEASING, INC.


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                            1255 Wright's Lane
                                            West Chester, Pennsylvania  19380
                                            Attention: ________________________
                                            Facsimile No.:_____________________
                                            Confirmation No.:  610-719-4515

VFCC
 LIQUIDITY LENDERS:                         FIRST UNION NATIONAL BANK


                                             By:
                                             Name:
                                             Title:

                                             One First Union Center, TW-9
                                             Charlotte, North Carolina  28288
                                             Attention: Bill A. Shirley, Jr.
                                             Facsimile No.: ____________________
                                             Confirmation No.: _________________

VFCC:                                     VARIABLE FUNDING CAPITAL
                                          CORPORATION

                                          By: First Union Capital Markets Corp.,
                                          as attorney-in-fact

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                          Variable Funding Capital Corporation
                                          c/o First Union Capital Markets Corp.
                                          One First Union Center, TW-9
                                          Charlotte, North Carolina  28288
                                          Attention: CP Lender Administration
                                          Facsimile No.: (704) 383-6036
                                          Confirmation No.: (704) 383-9343


THE ADMINISTRATIVE AGENT                   FIRST UNION CAPITAL MARKETS CORP.
AND VFCC MANAGING AGENT:
                                           By:_______________________________
                                           Name:_____________________________
                                           Title:____________________________

                                           First Union Capital Markets Corp.
                                           One First Union Center, TW-9
                                           Charlotte, North Carolina 28288
                                           Attention:  CP Lender Administration
                                           Facsimile No.: (704) 383-6036
                                           Telephone No.: (704) 383-9343

THE COLLATERAL CUSTODIAN:  HARRIS TRUST AND SAVINGS BANK
AND BACKUP SERVICER:                as Collateral Custodian and Backup Servicer

                                      By ______________________________
                                         Title:

                                      Harris Trust and Savings Bank
                                      311 West Monroe Street, 12th Floor
                                      Chicago, Illinois 60606
                                      Attention:
                                      Facsimile:  (312) 461-3525
                                      Telephone:  (312) 461-2532